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[LOGO]                                                      EXHIBIT(J)(VI)(1)

April 28, 2006

Nick Horvath
DST Systems, Inc.
333 West 11th. St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

        Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the
"Agreement"), we hereby notify you of our intention to retain you as Transfer
Agent and Dividend Disbursing Agent to render such services to ING
Disciplined Small Cap Value Portfolio and ING FMR(SM) Equity Income
Portfolio, two newly established Series of ING Investors Trust (the "Funds"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to the AMENDED AND RESTATED EXHIBIT A of the Agreement. This AMENDED AND RESTATED EXHIBIT A supersedes the previous
AMENDED AND RESTATED EXHIBIT A dated January 19, 2006.

        The AMENDED AND RESTATED EXHIBIT A has also been updated to reflect name changes for ING JPMorgan Fleming International Portfolio to ING JPMOrgan
International Portfolio, ING American Century Small Cap Value Portfolio to
ING American Century Small-Mid Cap Value Portfolio, ING Goldman Sachs(R) Core
Equity Portfolio to ING Goldman Sachs(R) Structured Equity Portfolio, ING
Saloman Brothers Aggressive Growth Portfolio to ING Legg Mason partners
Aggressive Growth Portfolio, ING Saloman Brothers All Cap Portfolio to ING
Legg Mason All Cap Portfolio, and ING Saloman Brothers Large Cap Growth
Portfolio to ING Legg Mason Large Cap Growth Portfolio.

        Please signify your acceptance to act as Transfer Agent and Dividend
Disbursing Agent under the Agreement with respect to the Funds by signing below.



                                                 Very sincerely,
                                                 /S/ Todd Modic
                                                 Todd Modic
                                                 Senior Vice President
                                                 ING Investors Trust


ACCEPTED AND AGREED TO:
DST Systems, Inc.

By: Nick Horvath
Name: Nick Horvath
Title: Director of Mutual Fund Operations, Duly Authorized

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
7337 E. Doubletree Ranch Rd.    Tel: 480-477-3000       ING Investors Trust
Scottsdale, AZ 85258-2034       Fax: 480-477-2700
                                www.ingfunds.com

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                          AMENDED AND RESTATED EXHIBIT A
                               WITH RESPECT TO THE
                                 AGENCY AGREEMENT
                                     BETWEEN
                                    THE FUNDS
                                       AND
                                 DST SYSTEMS, INC.

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

                                                     TYPE OF           STATE OF          TAXPAYER
TAXPAYER/FUND NAME                                 ORGANIZATION       ORGANIZATION       I.D. NO.

ING CORPORATE LEADERS TRUST FUND                   Trust              New York           13-6061925

ING EQUITY TRUST                                   Business Trust     Massachusetts           N/A
 ING Convertible Fund                                                                     33-0552461
 ING Disciplined LargeCap Fund                                                            06-1533751
 ING Financial Services Fund                                                              95-4020286
 ING Fundamental Research Fund                                                            20-3735519
 ING LargeCap Growth Fund                                                                 33-0733557
 ING LargeCap Value Fund                                                                  20-0437128
 ING MidCap Opportunities Fund                                                            06-1522344
 ING MidCap Value Choice Fund                                                             20-2024800
 ING MidCap Value Fund                                                                    86-1048451
 ING Opportunistic LargeCap Fund                                                          20-3736397
 ING Principal Protection Fund                                                            86-1033467
 ING Principal Protection Fund II                                                         86-1039030
 ING Principal Protection Fund III                                                        86-1049217
 ING Principal Protection Fund IV                                                         82-0540557
 ING Principal Protection Fund V                                                          27-0019774
 ING Principal Protection Fund VI                                                         48-1284684
 ING Principal Protection Fund VII                                                        72-1553495
 ING Principal Protection Fund VIII                                                       47-0919259
 ING Principal Protection Fund IX                                                         20-0453800
 ING Principal Protection Fund X                                                          20-0584080
 ING Principal Protection Fund XI                                                         20-0639761
 ING Principal Protection Fund XII                                                        20-1420367
 ING Principal Protection Fund XIII                                                       20-1420401
 ING Principal Protection Fund XIV                                                        20-1420432
 ING Real Estate Fund                                                                     43-1969240
 ING SmallCap Opportunities Fund                                                          04-2886856
 ING SmallCap Value Choice Fund                                                           20-2024826
 ING SmallCap Value Fund                                                                  86-1048453

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                                              -1-
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
                                                     TYPE OF           STATE OF          TAXPAYER
TAXPAYER/FUND NAME                                 ORGANIZATION       ORGANIZATION       I.D. NO.

ING FUNDS TRUST                                    Statutory Trust    Delaware              N/A
 ING Classic Money Market Fund                                                           23-2978935
 ING GNMA Income Fund                                                                    22-2013958
 ING High Yield Bond Fund                                                                23-2978938
 ING Institutional Prime Money Market Fund                                               20-2990793
 ING Intermediate Bond Fund                                                              52-2125227
 ING National Tax-Exempt Bond Fund                                                       23-2978941

ING INVESTMENT FUNDS, INC.                         Corporation        Maryland              N/A
 ING MagnaCap Fund                                                                       22-1891924

ING INVESTORS TRUST                                Business Trust     Massachusetts         N/A
 ING AllianceBernstein Mid Cap Growth Portfolio                                          51-0380290
 ING American Funds Growth Portfolio                                                     55-0839555
 ING American Funds Growth-Income Portfolio                                              55-0839542
 ING American Funds International Portfolio                                              55-0839952
 ING Capital Guardian Small/Mid Cap Portfolio                                            13-3869101
 ING Capital Guardian U.S. Equities Portfolio                                            23-3027332
 ING Disciplined Small Cap Value Portfolio                                               20-4411788
 ING Eagle Asset Capital Appreciation Portfolio                                          13-3793993
 ING EquitiesPlus Portfolio                                                              20-3606554
 ING Evergreen Health Sciences Portfolio                                                 20-0573913
 ING Evergreen Omega Portfolio                                                           20-0573935
 ING FMR(SM) Diversified Mid Cap Portfolio                                               25-6725709
 ING FMR(SM) Earnings Growth Portfolio                                                   20-1794099
 ING FMR(SM) Equity Income Portfolio                                                        TBD
 ING FMR(SM) Small Cap Equity Portfolio                                                  20-3606533
 ING Franklin Income Portfolio                                                           20-4411383
 ING Global Real Estate Portfolio                                                        20-3602480
 ING Global Resources Portfolio                                                          95-6895627
 ING Goldman Sachs Tollkeeper(SM) Portfolio                                              23-3074142
 ING International Portfolio                                                             23-3074140
 ING Janus Contrarian Portfolio                                                          23-3054937
 ING JPMorgan Emerging Markets Equity Portfolio                                          52-2059121
 ING JPMorgan Small Cap Equity Portfolio                                                 02-0558352
 ING JPMorgan Value Opportunities Portfolio                                              20-1794128
 ING Julius Baer Foreign Portfolio                                                       02-0558388
 ING Legg Mason Partners All Cap Portfolio                                               23-0326348
 ING Legg Mason Value Portfolio                                                          23-3054962
 ING LifeStyle Aggressive Growth Portfolio                                               20-0573999
 ING LifeStyle Growth Portfolio                                                          20-0573986
 ING LifeStyle Moderate Growth Portfolio                                                 20-0573968
 ING LifeStyle Moderate Portfolio                                                        20-0573946

                                       -2-

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
                                                     TYPE OF           STATE OF          TAXPAYER
TAXPAYER/FUND NAME                                 ORGANIZATION       ORGANIZATION       I.D. NO.

ING INVESTOR TRUST (CONT.)
 ING Limited Maturity Bond Portfolio                                                     95-6895624
 ING Liquid Assets Portfolio                                                             95-6891032
 ING Lord Abbett Affiliated Portfolio                                                    23-3027331
 ING MarketPro Portfolio                                                                 20-2990523
 ING MarketStyle Growth Portfolio                                                        20-2990561
 ING MarketStyle Moderate Growth Portfolio                                               20-2990595
 ING MarketStyle Moderate Portfolio                                                      20-2990628
 ING Marsico Growth Portfolio                                                            51-0380299
 ING Marsico International Opportunities Portfolio                                       20-1794156
 ING Mercury Large Cap Value Portfolio                                                   02-0558367
 ING Mercury Large Cap Growth Portfolio                                                  02-0558346
 ING MFS Mid Cap Growth Portfolio                                                        51-0380288
 ING MFS Total Return Portfolio                                                          51-0380289
 ING MFS Utilities Portfolio                                                             20-2455961
 ING Oppenheimer Main Street Portfolio(R)                                                51-0380300
 ING PIMCO Core Bond Portfolio                                                           51-0380301
 ING PIMCO High Yield Portfolio                                                          02-0558398
 ING Pioneer Fund Portfolio                                                              20-1487161
 ING Pioneer Mid Cap Value Portfolio                                                     20-1487187
 ING Stock Index Portfolio                                                               55-0839540
 ING T. Rowe Price Capital Appreciation Portfolio                                        95-6895626
 ING T. Rowe Price Equity Income Portfolio                                               95-6895630
 ING Templeton Global Growth Portfolio                                                   51-0377646
 ING UBS U.S. Allocation Portfolio                                                       23-3054961
 ING Van Kampen Equity Growth Portfolio                                                  02-0558376
 ING Van Kampen Global Franchise Portfolio                                               02-0558382
 ING Van Kampen Growth and Income Portfolio                                              13-3729210
 ING Van Kampen Real Estate Portfolio                                                    95-6895628
 ING VP Index Plus International Equity Portfolio                                        20-2990679
 ING Wells Fargo Mid Cap Disciplined Portfolio                                           13-6990661
 ING Wells Fargo Small Cap Disciplined Portfolio                                         20-3602389

ING MAYFLOWER TRUST                                Business Trust     Massachusetts          N/A
 ING International Value Fund                                                            06-1472910

ING MUTUAL FUNDS                                   Statutory Trust    Delaware               N/A
 ING Diversified International Fund                                                      20-3616995
 ING Emerging Countries Fund                                                             33-0635177
 ING Emerging Markets Fixed Income Fund                                                  20-3617319
 ING Foreign Fund                                                                        72-1563685
 ING Global Equity Dividend Fund                                                         55-0839557
 ING Global Real Estate Fund                                                             86-1028620
 ING Global Value Choice Fund                                                            33-0552475
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                                       -3-
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


                                                     TYPE OF           STATE OF          TAXPAYER
TAXPAYER/FUND NAME                                 ORGANIZATION       ORGANIZATION       I.D. NO.

ING MUTUAL FUNDS (CONT.)
 ING Greater China Fund                                                                  20-3617281
 ING Index Plus International Equity Fund                                                20-3617246
 ING International Capital Appreciation Fund                                             20-3617270
 ING International Fund                                                                  22-3278095
 ING International Real Estate Fund                                                      20-3616901
 ING International SmallCap Fund                                                         33-0591838
 ING International Value Choice Fund                                                     20-2024764
 ING International Metals Fund                                                           13-2855309
 ING Russia Fund                                                                         22-3430284

ING PARTNERS, INC.                                 Corporation        Maryland               N/A

 ING American Century Large Company Value
 Portfolio                                                                               52-2354157
 ING American Century Select Portfolio                                                   52-2354143
 ING American Century Small-Mid Cap Value
 Portfolio                                                                               45-0467862
 ING Baron Asset Portfolio                                                               20-3606461
 ING Baron Small Cap Growth Portfolio                                                    75-3023525
 ING Columbia Small Cap Value II Portfolio                                               20-3606562
 ING Davis Venture Value Portfolio                                                       52-2354160
 ING Fidelity(R) VIP Contrafund(R) Portfolio                                             20-1351800
 ING Fidelity(R) VIP Equity Income Portfolio                                             20-1352142
 ING Fidelity(R) VIP Growth Portfolio                                                    20-1352125
 ING Fidelity(R) VIP Mid Cap Portfolio                                                   20-1352148
 ING Fundamental Research Portfolio                                                      52-2354152
 ING Goldman Sachs(R) Capital Growth Portfolio                                           52-2354149
 ING Goldman Sachs(R) Structured Equity Portfolio                                        51-0457737
 ING JPMorgan Fleming International Portfolio                                            06-1496079
 ING JPMorgan Mid Cap Value Portfolio                                                    75-3023510
 ING Legg Mason Partners Aggressive Growth Portfolio                                     06-1496052
 ING Legg Mason Partners Large Cap Growth Portfolio                                      51-0457738
 ING Lord Abbett U.S. Government Securities Portfolio                                    20-3606442
 ING MFS Capital Opportunities Portfolio                                                 06-1496058
 ING Neuberger Berman Partners Portfolio                                                 20-3606413
 ING Neuberger Berman Regency Portfolio                                                  20-3606426
 ING OpCap Balanced Value Portfolio                                                      52-2354147
 ING Oppenheimer Global Portfolio                                                        75-3023503
 ING Oppenheimer Strategic Income Portfolio                                              20-1544721

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                                         -4-

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
                                                     TYPE OF           STATE OF          TAXPAYER
TAXPAYER/FUND NAME                                 ORGANIZATION       ORGANIZATION       I.D. NO.

ING PARTNERS, INC. (CONT.)
 ING PIMCO Total Return Portfolio                                                        75-3023517
 ING Pioneer High Yield Portfolio                                                        20-3606502
 ING Solution 2015 Portfolio                                                             20-2456044
 ING Solution 2025 Portfolio                                                             47-0951928
 ING Solution 2035 Portfolio                                                             20-2456104
 ING Solution 2045 Portfolio                                                             20-2456138
 ING Solution Income Portfolio                                                           20-2456008
 ING T. Rowe Price Diversified Mid Cap Growth                                            52-2354156
 Portfolio
 ING T. Rowe Price Growth Equity Portfolio                                               06-1496081
 ING Templeton Foreign Equity Portfolio                                                  20-3606522
 ING UBS U.S. Large Cap Equity Portfolio                                                 06-1496055
 ING UBS U.S. Small Cap Growth Portfolio                                                 20-3736472
 ING Van Kampen Comstock Portfolio                                                       75-3023521
 ING Van Kampen Equity and Income Portfolio                                              52-2354153

ING PRIME RATE TRUST                               Business Trust     Massachusetts      95-6874587

ING SENIOR INCOME FUND                             Statutory Trust    Delaware           86-1011668

ING VARIABLE INSURANCE TRUST                       Statutory Trust    Delaware               N/A
 ING GET U.S. Core Portfolio - Series 1                                                  43-2007006
 ING GET U.S. Core Portfolio - Series 2                                                  41-2107140
 ING GET U.S. Core Portfolio - Series 3                                                  32-0090501
 ING GET U.S. Core Portfolio - Series 4                                                  32-0090502
 ING GET U.S. Core Portfolio - Series 5                                                  32-0090504
 ING GET U.S. Core Portfolio - Series 6                                                  32-0090505
 ING GET U.S. Core Portfolio - Series 7                                                  83-0403223
 ING GET U.S. Core Portfolio - Series 8                                                  20-1420513
 ING GET U.S. Core Portfolio - Series 9                                                  20-1420578
 ING GET U.S. Core Portfolio - Series 10                                                 20-2936139
 ING GET U.S. Core Portfolio - Series 11                                                 20-2936166
 ING GET U.S. Core Portfolio - Series 12                                                 20-2936189
 ING GET U.S. Core Portfolio - Series 13                                                     TBD
 ING GET U.S. Core Portfolio - Series 14                                                     TBD
 ING VP Global Equity Dividend Portfolio                                                 25-6705433

ING VARIABLE PRODUCTS TRUST                        Business Trust     Massachusetts          N/A
 ING VP Convertible Portfolio                                                            86-1028318
 ING VP Financial Services Portfolio                                                     86-1028316
 ING VP High Yield Bond Portfolio                                                        06-6396995
 ING VP International Value Portfolio                                                    06-6453493
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                                       -5-
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
                                                     TYPE OF           STATE OF          TAXPAYER
TAXPAYER/FUND NAME                                 ORGANIZATION       ORGANIZATION       I.D. NO.

ING VARIABLE PRODUCTS TRUST (CONT.)
 ING VP LargeCap Growth Portfolio                                                        86-1028309
 ING VP MidCap Opportunities Portfolio                                                   06-6493760
 ING VP Real Estate Portfolio                                                            20-0453833
 ING VP SmallCap Opportunities Portfolio                                                 06-6397002

ING VP NATURAL RESOURCES TRUST                     Business Trust     Massachusetts      22-2932678

USLICO SERIES FUND                                 Business Trust     Massachusetts          N/A
 The Asset Allocation Portfolio                                                          54-1499147
 The Bond Portfolio                                                                      54-1499901
 The Money Market Portfolio                                                              54-1499149
 The Stock Portfolio                                                                     54-1499398
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